SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.   20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)    FEBRUARY 1, 1999
                                                        ------------------


                              COASTAL BANCORP, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)


          TEXAS                                 0-24526               76-0428727
(State or other jurisdiction     (Commission File Number)          (IRS Employer
     of  incorporation)                                      Identification No.)

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
5718 WESTHEIMER, SUITE 600, HOUSTON, TEXAS                    77057
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(Address of Principal executive offices)                 (Zip Code)


Registrant's telephone number including area code    (713) 435-5000
                                                    ---------------
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(Former  name  or  former  address,  if  changed since last report)          Not
                                                                             ---
applicable
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

ITEM  5.                    OTHER  EVENTS.
--------                    --------------

The Boards of Directors of Coastal Bancorp, Inc. and Coastal Banc ssb ("Coastal") announced today that Mr. Clayton T. Stone has resigned as a member of the Board of Directors effective November 24, 1998. The Board of Directors created a Nominating Committee to consider and contact candidates for replacement of Mr. Stone.

ITEM  7.               FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
--------               ---------------------------------------------------------
EXHIBITS.
---------

     (a)          Financial  Statements
                  ---------------------

               No  financial  statements  are  required.

     (b)          Pro  Forma  Financial  Information
                  ----------------------------------

               No  pro  forma  financial  information  is  required.

     (c)          Exhibits
                  --------

               None.

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL  BANCORP,  INC.


/s/  Catherine  N.  Wylie                    Date:    February  1,  1999
---  --------------------
by:  Catherine  N.  Wylie
     Executive  Vice  President/
     Chief  Financial  Officer












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